                                                                    EXHIBIT 10.5

                          FOURTH AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT


     This Fourth Amended and Restated Registration Rights Agreement (the "Agreement") is entered as of April 13, 1999 among Garden.com, Inc., a Delaware corporation (the "Company"), and the persons listed on Exhibit A hereto (collectively the "Purchasers" and individually a "Purchaser").

                                   Recitals:
                                   --------

     The Company, Global Retail Partners, L.P., DLJ Diversified Partners, L.P., DLJ Diversified Partners-A, L.P., GRP Partners, L.P., Global Retail Partners Funding, Inc., DLJ ESC II L.P., Pequot Private Equity Fund, LP, Pequot Offshore Private Equity Fund, Inc., Nexus Capital Partners I, LP, Van Wagoner Capital Management, Inc., Hambrecht & Quist California, H&Q Garden Escape Investors, LP, Austin Ventures IV-A, L.P., Austin Ventures IV-B, L.P., Phillips-Smith Specialty Retail Group III, L.P., Craig J. Foley, Scripps Ventures, LLC, Oak Investment Partners, VII, Limited Partnership, and Oak VII Affiliates Fund, Limited Partnership entered into a Third Amended and Restated Registration Rights Agreement dated as of June 11, 1998 (the "Prior Registration Rights Agreement") providing for the registration of shares of capital stock of the Company.

     The Company and certain of the Purchasers have entered into a Stock Purchase Agreement (the "Purchase Agreement") on this date, providing, among other things, for the purchase by the Purchasers of shares of Series E Preferred Stock. Terms defined in the Purchase Agreement and not otherwise defined herein are used herein with the same meanings as defined in the Purchase Agreement.

     This is the Registration Rights Agreement referred to in the Purchase Agreement. The parties to the Prior Registration Rights Agreement desire to amend and restate the Prior Registration Rights Agreement to read in its entirety as set forth herein. The execution and delivery of this Agreement is a condition to the closing of the issuance and sale of Shares under the Purchase Agreement.

The parties agree as follows:

     l.  Registrable Stock.  For purposes of this Agreement "Registrable Stock"
         -----------------
means shares of Common Stock (i) issued or issuable pursuant to the conversion of any Series A Preferred Stock, Series B Preferred Stock, Series C

Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, now or hereafter owned and held by any Purchaser and Transferee of a Purchaser, and
(ii) issued in respect of securities issued pursuant to the conversion of any Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock now or hereafter owned or held by any Purchaser and Transferee of a Purchaser upon any stock split, stock dividend, recapitalization, substitution or similar event, provided, however, that such shares shall cease to be Registrable Stock upon the first to occur of the following: (i) they have been sold to the public pursuant to a registration or pursuant to Rule 144 under the Securities Act (or any similar rule then in effect), (ii) they have been exchanged, substituted or replaced by securities which have been registered under the Securities Act or (iii) they have become eligible for sale pursuant to Rule 144(k) under the Securities Act (or any similar rule then in effect).

     2.  Demand Registrations.
         --------------------

         2A.  Requests for Registration.
              -------------------------

              (i) At any time after the completion of the initial public offering of the Company's securities, the holders of a majority of the Registrable Stock issued or issuable with respect to the Series E Preferred Stock which are then outstanding may request registration under the Securities Act of all or any part of the Registrable Stock (but only those shares issued or issuable upon conversion of the Series E Preferred Stock) held by such holders (the "Series E Demand Registration"), subject to the terms and conditions of this Agreement. Any request for a Series E Demand Registration shall specify (a) the approximate number of shares of Registrable Stock requested to be registered, and (b) the intended method of distribution of such shares. Within ten days after the date of sending of such request, the Company will give written notice of such requested registration to all other holders of Registrable Stock issued or issuable with respect to the Series E Preferred Stock and will include in such registration all shares of Registrable Stock which holders of Registrable Stock issued or issuable with respect to the Series E Preferred Stock request the Company to include in such registration by written notice given to the Company within 15 days after the date of sending of the Company's notice.

              (ii) At any time and from time to time after January 1, 2001, the holders of at least 66-2/3% of the Registrable Stock then outstanding may request registration under the Securities Act of all or any part of the Registrable Stock (each, a "Demand Registration"), subject to the terms and conditions of this Agreement. Any request (a "Registration Request") for a

                                       2
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Demand Registration shall specify (a) the approximate number of shares of
Registrable Stock requested to be registered (but not less than 33-l/3% of the outstanding Registrable Stock), and (b) the intended method of distribution of such shares. Within ten days after the date of sending of such request, the Company will give written notice of such requested registration to all other holders of Registrable Stock and will include in such registration all shares of Registrable Stock which holders of Registrable Stock request the Company to include in such registration by written notice given to the Company within 15 days after the date of sending of the Company's notice.

              (iii) Subject to paragraph 4, the holders of Registrable Stock will be entitled to request up to three Demand Registrations at any time and from time to time after January 1, 2001 and the holders of Registrable Stock issued or issuable with respect to the Series E Preferred Stock will be entitled to request one Series E Demand Registration at any time after the initial public offering of the Company's securities.

              (iv) A registration will not count as one of the Demand Registrations paid for by the Company (as provided in paragraph 4) unless the holders of Registrable Stock are able to register and sell at least 50% of the Registrable Stock requested to be included in such registration.

              (v) The Company will not include in any Series E Demand Registration or Demand Registration any securities other than shares of Registrable Stock and securities to be registered for offering and sale on behalf of the Company without the prior written consent of the holders of a majority of the shares of Registrable Stock included in such registration. If the managing underwriter(s) advise the Company in writing that in their opinion the number of shares of Registrable Stock and, if permitted hereunder, other securities in such offering, exceeds the number of shares of Registrable Stock and other securities, if any, which can be sold in an orderly manner in such Offering within a price range acceptable to the holders of a majority of the shares of Registrable Stock initially requesting registration, the Company will include in such registration, prior to the inclusion of any securities which are not shares of Registrable Stock, the number of shares of Registrable Stock requested to be included which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering, pro rata among the respective holders thereof on the basis of the number of shares of Registrable Stock which each such holder has requested the Company to include in such registration.

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

          2B.  Selection of Underwriter.  The holders of a majority of the
               ------------------------
shares of Registrable Stock to be included in a registration will have the right to select one or more underwriters to manage the offering, subject to the Company's approval which will not be unreasonably withheld.

          2C.  Registrations on Forms S-2, S-3.  Following its initial public
               -------------------------------
offering of securities under the Securities Act, the Company shall use its reasonable best efforts to qualify for registration on Forms S-2 or S-3 or any comparable or successor form or forms. After the Company has qualified for the use of Forms S-2 or S-3, in addition to the rights contained in paragraph 2A, the holders of outstanding Registrable Stock with a Fair Market Value (as defined in the Company's Restated Certificate of Incorporation) of at least $750,000 shall have the right at any time and from time to time to request up to two registrations on Form S-2 or an unlimited number on Form S-3. Such requests shall be in writing and shall state the number of Shares of Registrable Stock proposed to be disposed of and the intended method of distribution of such shares by such holder or holders.

          2D.  Right to Defer Registration.  The Company shall not be obligated
               ---------------------------
to effect any registration within 180 days after the effective date of a previous registration in which the holders of Registrable Securities participated. The Company may postpone for up to 180 days the filing or the effectiveness of a registration statement for a demand registration set forth above if (i) the Company determines that such registration might have an adverse effect on any proposal or plan by the Company to engage in any acquisition of assets (other than in the ordinary course) or any merger, consolidation, tender offer or similar transaction or (ii) any other material, nonpublic development or transaction is pending; provided that the Company may not postpone the filing or effectiveness of a registration statement pursuant to this sentence more frequently than once during any period of 12 consecutive months.

     3.   Piggyback Registrations.
          -----------------------

          3A.  Right to Piggyback.  If the Company proposes to register any of
               ------------------
its securities on its behalf or on behalf of any selling securityholder under the Securities Act (other than pursuant to a Demand Registration or registration solely in connection with an employee benefit or stock ownership plan) and the registration form to be used may be used for the registration of Registrable Stock (a "Piggyback Registration"), the Company will give prompt written notice to all holders of Registrable Stock of its intention to effect such a registration (each a "Piggyback Notice"). Subject to subparagraphs 3B and 3C below, the Company

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

will include in such registration all shares of Registrable Stock which holders of Registrable Stock request the Company to include in such registration by written notice given to be Company within 15 days after the date of sending of the Company's notice.

          3B.  Priority on Primary Registrations.  If a Piggyback Registration
               ---------------------------------
relates to an underwritten public offering of equity securities by the Company and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company will include in such registration (i) first, the securities proposed to be sold by the Company, (ii) second, the Registrable Stock requested to be included in such registration, pro rata among the holders of such Registrable Stock on the basis of the number of shares owned by each such holder and (iii) third, other securities requested to be included in such registration.

          3C.  Priority on Secondary Registrations.  If a Piggyback Registration
               -----------------------------------
relates to an underwritten public offering of equity securities by holders of the Company's securities and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, the Company will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, and (ii) second, the Registrable Stock requested to be included in such registration, pro rata among the holders of such Registrable Stock on the basis of the number of shares owned by each such holder.

     4.   Registration Procedures.  Whenever the holders of Registrable Stock
          -----------------------
have requested that any Registrable Stock be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Stock in accordance with the intended method of distribution thereof and will as expeditiously as possible:

               (i) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Stock and use its best efforts to cause such registration statement to become effective, provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the holders of a majority of the Registrable Stock covered by such registration statement copies of all such documents proposed to be filed which documents will be subject to the review of such counsel;

               (ii) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of up to six months, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of distribution by the sellers thereof set forth in such registration statement;

               (iii) furnish to each seller of Registrable Stock such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Stock owned by such seller;

               (iv) use its best efforts to register or qualify such Registrable Stock under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such setter to consummate the disposition in such jurisdictions of the Registrable Stock owned by such seller, provided that the Company will not be required (i) to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) to subject itself to taxation in any such jurisdiction or (iii) to consent to general service of process in any such jurisdiction;

               (v) notify each seller of such Registrable Stock, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Stock, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

               (vi) cause all such Registrable Stock to be listed on each securities exchange on which similar securities issued by the Company are then listed and to be qualified for trading on each system on which similar securities issued by the Company are from time to time qualified;

               (vii) provide a transfer agent and registrar for all such Registrable Stock not later than the effective date of such registration statement and thereafter maintain such a transfer agent and registrar;

               (viii) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the shares of Registrable Stock being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Stock;

               (ix) make available for inspection by any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such underwriter, attorney, accountant or agent in connection with such registration statement:

               (x) otherwise use its best effort to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

               (xi) permit any holder of Registrable Stock which might be deemed, in the sole and exclusive judgment of such holder, to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included; and

               (xii) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Stock included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order.

If any such registration or comparable statement refers to any holder by name or otherwise as the holder of any securities of the Company and if, in its sole and exclusive judgment, such holder is or might be deemed to be a controlling person of the Company, such holder shall have the right to require (a) the inclusion in such registration statement of language, in form and substance reasonably satisfactory to such holder, to the effect that the holding of such securities by such holder is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (b) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such holder; provided, that with respect to this clause (b) such holder shall furnish to the Company an opinion of counsel to such effect, which opinion and counsel shall be reasonably satisfactory to the Company.

     5.  Registration Expenses.
         ---------------------

         5A   Definition.  The term "Registration Expenses" means any expenses
              ----------
incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and expenses of counsel for the Company and all independent certified public accountants, including the expense of any special audits required by such registration, underwriters (excluding discounts and commissions, if any, attributable to the sale of Registrable Stock, stock transfer taxes and fees and disbursements of counsel to the selling stockholders, other than the one special counsel chosen by the holders of a majority of the Registrable Stock initially requesting registration, all of which shall be paid by the selling stockholders pro rata on the basis of the number of their shares of Registrable Stock so registered) and other Persons retained by the Company.

         5B   Payment.  The Company shall pay the Registration Expenses in
              -------
connection with one Series E Demand Registration, three Demand Registrations, up to two registrations on Form S-2 and any and all registrations on

Form S-3 pursuant to paragraph 2C, and any and all Piggyback Registrations. In connection with one Series E Demand Registration, the three Demand Registrations and each Piggyback Registration, the Company will reimburse the holders of Registrable Stock covered by such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Stock initially requesting such registration.

     6.  Indemnification.
         ---------------

         6A.  Indemnification by the Company.  The Company agrees to indemnify,
              ------------------------------
to the extent permitted by law, each holder of Registrable Stock, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Stock.

         6B.  Indemnification by Holders.  In connection with any registration
              --------------------------
statement in which a holder of Registrable Stock is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided, that the obligation to indemnify will be individual to each holder and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Stock pursuant to such registration statement.

         6C.  Notice; Defense of Claims.  Any Person entitled to indemnification
              -------------------------
hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

         6D.  Contribution.  If the indemnification provided for in this part 6
              ------------
is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other, in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. The obligation to contribute will be individual to each holder of Registrable Stock and will be limited to the amount by which the net amount of proceeds received by such holder from the sale of Registrable Stock exceeds the amount of losses, liabilities, damages, and expenses which such holder has otherwise been required to pay by reason of such statements or omissions.

         6E.  Survival.  The indemnification provided for under this Agreement
              --------
will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.

     7.  Participation in Underwritten Registrations; "Lock-Up" Agreements.  No
         -----------------------------------------------------------------
Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided, that no holder of Registrable Stock included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such holder and such holder's intended method of distribution, and (iii) if requested by the managing underwriter or underwriters, agrees not to sell, pledge or otherwise transfer or dispose of Registrable Stock or other securities of the Company held by such Person (other than securities purchased in the public markets or from the Company or the underwriters in a registered offering) in any transaction other than pursuant to such underwriting for such period (not to exceed 120 days) as determined at the discretion of the Board of Directors of the Company; provided, that no holder of Registrable Stock shall be required to enter into such an agreement unless each other holder of Registrable Stock, each director and executive officer of the Company and each other holder of at least five percent of the Common Stock then outstanding enters into a substantially identical agreement relating to such underwriting. Each holder of Registrable Stock, if requested by the managing underwriter or underwriters for the Company's initial public offering, also agrees to the lock-up provisions set forth in clause (iii) of this paragraph 7 with respect to such offering regardless of whether any of such holder's Registrable Stock is registered pursuant to such offering.

     8.  Miscellaneous.
         -------------

         8A.  Limitation on Subsequent Registration Rights. From and after the
              --------------------------------------------
date of this Agreement, the Company shall not, without the consent of the holders of at least a majority of the then outstanding shares of Registrable Stock, enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights with respect to such securities unless the holders of such new registration rights may only participate in a registration on a basis that is pari passu with or subordinate to the rights
                                ---- -----
granted to the holders of Registrable Stock hereunder.

     8B.  Adjustments Affecting Registrable Stock.  The Company will not take
          ---------------------------------------
any action, or permit any change to occur, with respect to its securities for the purpose of materially and adversely affecting the ability of the holders of Registrable Stock to include such Registrable Stock in a registration undertaken pursuant to this Agreement or materially and adversely affecting the marketability of such Registrable Stock in any such registration (including, without limitation, effecting a stock split or a combination of shares), provided that this subparagraph 8B shall not apply to actions or changes with respect to the Company's business, balance sheet, earnings or revenue where the effect of such actions or changes on the Registrable Stock is merely incidental.

     8C.  Notices.  All notices, requests, consents, and other communications
          -------
under this agreement shall be in writing and shall be deemed to be delivered when delivered personally or by facsimile transmission or by overnight delivery service or 72 hours after having been mailed by first class certified or registered mail, return receipt requested, postage prepaid:

     If to the Company, at Garden.com, Inc., 710 West 6th Street, Austin, Texas 78701, Attention: President, (fax (512) 472-6645), or at such other address or addresses as may have been furnished in writing by the Company to the Purchasers, with a copy to Martin J. McLaughlin, Reinhart, Boerner, Van Deuren, Norris & Rieselbach, S.C., 1000 North Water Street, Suite 2100, Milwaukee, Wisconsin 53202 (fax (414) 298-8097).

     If to a Purchaser, at its address set forth on Exhibit A to the Purchase
                                                    ---------
Agreement, or at such other address or addresses as may have been furnished to the Company in writing by such Purchaser.

     8D.  Remedies.  Any Person having rights under any provision of this
          --------
Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

     8E.  Amendments and Waivers.  Except as otherwise provided herein, no
          ----------------------
amendment, modification, termination or cancellation of this Agreement shall be effective unless made in writing signed by the Company and the holders of a majority of the then outstanding shares of Registrable Stock and, with respect to any matter solely concerning the Series E Demand Registration, a majority of the then outstanding shares of Registrable Stock issued or issuable with respect to the Series E Preferred Stock.

     8F.  Successors and Assigns.  This Agreement, and the rights and
          ----------------------
obligations of each Purchaser hereunder, may be assigned by such Purchaser to any person or entity to which Shares are transferred by such Purchaser, and such transferee shall be deemed a "Purchaser" for Purposes of this Agreement; provided that the transferee provides written notice of such assignment to the Company.

     8G.  Severability.  The invalidity or unenforceability of any provision of
          ------------
this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

     8H.  Entire Agreement.  This Agreement embodies the entire agreement of the
          ----------------
parties hereto with respect to the subject matter hereof and supersedes all prior agreements relating to such subject matter. This Agreement amends and restates, in its entirety, the Prior Registration Rights Agreement.

     8I.  Headings.  The headings of this Agreement are for convenience only and
          --------
do not constitute a part of this Agreement.

     8J.  Governing Law.  The construction, validity and interpretation of this
          -------------
Agreement will be governed by the internal laws of the State of Delaware without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

     8K.  Further Assurances.  Each party to this Agreement hereby covenants and
          ------------------
agrees without the necessity of any further consideration, to execute and deliver any and all such further documents and take any and all such other actions as may be necessary or appropriate to carry out the intent and purposes of this Agreement and to consummate the transactions contemplated hereby.

     8L.  Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document. Facsimile signatures of this Agreement shall be deemed of equal validity and as fully enforceable as original signatures hereof.

     [Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the first written above.

                              COMPANY:

                              GARDEN.COM, INC.


                              By: /s/ Clifford A. Sharples
                                 ----------------------------------

                              PURCHASERS:

                              P/A FUND III, L.P.

                              By APA Pennsylvania Partners III, L.P.,
                              General Partner

                              By Patricof & Co. Managers, Inc.,
                              General Partner


                              By: /s/ David Landau
                                 ----------------------------------
                                 Name:  David Landau
                                 Title:  Vice President

                              APA EXCELSIOR V, L.P.

                              By APA Excelsior V Partners, L.P.,
                              General Partner

                              By Patricof & Co. Managers, Inc.,
                              General Partner

                              By: /s/ David Landau
                                 ----------------------------------
                                 Name:  David Landau
                                 Title:  Vice President


               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                              PATRICOF PRIVATE INVESTMENT
                              CLUB II, L.P.

                              By APA Excelsior V Partners, L.P.,
                              General Partner

                              By Patricof & Co. Managers, Inc.,
                              General Partner

                              By: /s/ David Landau
                                 ----------------------------------
                                 Name:  David Landau
                                 Title:  Vice President

                              ATTRACTOR LP

                              By Attractor Ventures LLC,
                              General Partner

                              By: /s/ Gigi Brisson
                                 ----------------------------------
                                 Name:  Gigi Brisson
                                 Title:  Managing Member

                              ATTRACTOR INSTITUTIONAL LP

                              By Attractor Ventures LLC,
                              General Partner

                              By: /s/ Gigi Brisson
                                 ----------------------------------
                                 Name:  Gigi Brisson
                                 Title:  Managing Member

                              COMCAST INTERACTIVE CAPITAL
                              GROUP, INC.

                              By: /s/ Samuel H. Schwartz
                                 -------------------------------------
                                 Samuel H. Schwartz, Managing Director

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                              GLOBAL RETAIL PARTNERS, L.P.

                              By Global Retail Partners, Inc.,
                              General Partner


                              By: /s/ Osamu R. Wantanabe
                                 ----------------------------------
                                 Name:  Osamu R. Wantanabe
                                 Title:  Vice President

                              DLJ DIVERSIFIED PARTNERS, L.P.

                              By DLJ Diversified Partners, Inc.,
                              General Partner


                              By: /s/ Osamu R. Wantanabe
                                 ----------------------------------
                                 Name:  Osamu R. Wantanabe
                                 Title:  Vice President

                              DLJ DIVERSIFIED PARTNERS-A, L.P.

                              By DLJ Diversified Partners, Inc.,
                              General Partner


                              By: /s/ Osamu R. Wantanabe
                                 ----------------------------------
                                 Name:  Osamu R. Wantanabe
                                 Title:  Vice President

                              GRP PARTNERS, L.P.

                              By Global Retail Partners, Inc.,
                              General Partner


                              By: /s/ Osamu R. Wantanabe
                                 ----------------------------------
                                 Name:  Osamu R. Wantanabe
                                 Title:  Vice President

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                              GLOBAL RETAIL PARTNERS FUNDING, INC.


                              By: /s/ Osamu R. Wantanabe
                                 ----------------------------------
                                 Name:  Osamu R. Wantanabe
                                 Title:  Vice President

                              DLJ ESC II L.P.

                              By DLJ LBO Plans Management
                              Corporation, General Partner


                              By: /s/ Osamu R. Wantanabe
                                 ----------------------------------
                                 Name:  Osamu R. Wantanabe
                                 Title:  Vice President

                              PEQUOT PRIVATE EQUITY FUND, LP

                              By Pequot Capital Management, Inc.,
                              Investment Advisor


                              By: /s/ David J. Malat
                                 ----------------------------------
                                 Name:  David J. Malat
                                 Title:  Chief Financial Officer

                              PEQUOT OFFSHORE PRIVATE EQUITY FUND,
                              INC.

                              By Pequot Capital Management, Inc.,
                              Investment Advisor


                              By: /s/ David J. Malat
                                 ----------------------------------
                                 Name:  David J. Malat
                                 Title:  Chief Financial Officer


               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                              NEXUS CAPITAL PARTNERS I, LP

                              By Nexus Group LLC, General Partner


                              By: /s/ David Leyrer
                                 ------------------------------------
                                 Name:  David Leyrer
                                 Title:  General Partner

                              VAN WAGONER CAPITAL MANAGEMENT, INC.


                              By: /s/ Garrett Van Wagoner
                                 ------------------------------------
                                 Name:  Garrett Van Wagoner
                                 Title:  President

                              HAMBRECHT & QUIST CALIFORNIA


                              By: /s/ Robert N. Savoie
                                 ------------------------------------
                                 Its:  Tax Director, Attorney-in-Fact
                                     --------------------------------

                              H & Q GARDEN ESCAPE INVESTORS, LP


                              By: /s/ Robert N. Savoie
                                 ------------------------------------
                                 Its:  Tax Director, Attorney-in-Fact
                                     --------------------------------

                              HAMBRECHT & QUIST EMPLOYEE VENTURE
                              FUND, L.P. II

                              By: /s/ Robert N. Savoie
                                 ------------------------------------
                                 Its:  Tax Director, Attorney-in-Fact
                                     --------------------------------



               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                              /s/ Norman D. Colbert
                              ---------------------------------
                              Norman D. Colbert


                              /s/ Robert A. Keller
                              ---------------------------------
                              Robert A. Keller

                              /s/ Paul Noglows
                              ---------------------------------
                              Paul Noglows

                              SCRIPPS VENTURES, LLC


                              By: /s/ Douglas R. Stern
                                 ------------------------------
                                 Douglas R. Stern
                                 President and Chief Executive
                                 Officer

                              PHILLIPS-SMITH SPECIALTY RETAIL
                              GROUP III, L.P.

                              By Phillips-Smith Management
                              Company, L.P., General Partner


                              By: /s/ Donald J. Phillips
                                 ------------------------------
                                 Name:  Donald J. Phillips
                                 Title:  General Partner


                              /s/ Craig J. Foley
                              ---------------------------------
                              Craig J. Foley


               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                              AUSTIN VENTURES IV-A, L.P.

                              By AV Partners IV, L.P., General Partner


                              By: /s/ John D. Thornton
                                 ------------------------------------------
                                 John D. Thornton, Partner


                              AUSTIN VENTURES IV-B, L.P.

                              By AV Partners IV, L.P., General Partner

                              By: /s/ John D. Thornton,
                                 ------------------------------------------
                                 John D. Thornton, Partner

                              OAK INVESTMENT PARTNERS, VII, LIMITED
                              PARTNERSHIP


                              By: /s/ Gerald R. Gallagher
                                 ------------------------------------------
                                 Gerald R. Gallagher, Managing Member
                                 of Oak Associates, VII, LLC
                                 The General Partner of Oak Investment
                                 Partners VII, Limited Partnership

                              OAK VII AFFILIATES FUND, LIMITED PARTNERSHIP


                              By: /s/ Gerald R. Gallagher
                                 ------------------------------------------
                                 Gerald R. Gallagher, Managing Member
                                 of Oak VII Affiliates, LLC
                                 The General Partner of Oak VII Affiliates
                                 Fund, Limited Partnership


               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                              ATTRACTOR VENTURES LP

                              By Attractor Ventures LLC, General
                              Partner


                              By: /s/ Gigi Brisson
                                 ------------------------------
                                 Name:  Gigi Brisson
                                 Title:  Managing Member


               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                              NEXUS PARTNERS LLC

                              By Nexus Group LLC, Its General
                              Partner


                              By: /s/ David Leyrer
                                 ------------------------------
                                 Name:  David Leyrer
                                 Title:  General Partner


                              /s/ Brian Goffman
                              ------------------------------------
                              Brian Goffman



               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]